EXHIBIT 24.2


         ANHEUSER-BUSCH DEFERRED INCOME STOCK PURCHASE AND SAVINGS PLAN
                        (FOR CERTAIN HOURLY EMPLOYEES OF
              ANHEUSER-BUSCH COMPANIES, INC. AND ITS SUBSIDIARIES)
                              STOCK PLANS COMMITTEE
                                POWER OF ATTORNEY

         Each of the undersigned members of the Stock Plans Committee of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan (For Certain Hourly Employees of Anheuser-Busch Companies, Inc. and its Subsidiaries)(the "Plan") hereby appoints August A. Busch III, W. Randolph Baker and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-8 of 500,000 shares of the common stock of the Anheuser-Busch Companies, Inc. for issuance and sale under the Plan; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

         IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of December 14, 1998.



                             /s/ JOBETH G. BROWN
                        -------------------------------
                                JoBeth G. Brown
                                Committee Member


                             /s/ JOHN D. CASTAGNO
                        -------------------------------
                               John D. Castagno
                               Committee Member

                            /s/  J. TIMOTHY FARRELL
                        -------------------------------
                                J. Timothy Farrell
                                Committee Member

                              /s/ MICHAEL J. FORTE
                        -------------------------------
                               Michael J. Forte
                               Committee Member

                              /s/ JACKIE G. JOHNSON
                        -------------------------------
                              Jackie G. Johnson
                              Committee Member